EXHIBIT 10.22

Subscription Agreement for Private Placement of Shares

The Vendor: Yinfu Gold Corp.

Hongkong Address: Suite 1101, 11/F On Hong Commercial Building, 145 Hennessy Road, Wanchai, HK

The Subscriber: Bo Shaorong

Legal representative/Director: Bo Shaorong

Whereas:

1. The Vendor is a lawfully organized and existing US-listed company. Its USD Common Shares (each a “Share” or collectively, “Shares”) are being offered exclusively to eligible investors on February, 2023 and can be traded in the OTC market with the expiration of lock-up period and the ticker is “ELRE”.

2. The Subscriber is a corporation duly organized, validly existing under the laws, regulations and standards of its local location and subject to the requirements of the Subscription Agreement for Private Placement of Shares("Agreement"). Otherwise the Subscriber is a natural person, it shall have normal behaviors and take full legal responsibility for its conduction.

3. The Vendor plans to offer additional shares in accordance with the business development up to an aggregate of 120,000,000 shares of its USD common stock at a subscription price of U.S. $0.001 per Share and will receive gross proceeds of up to U.S.$120,000.The raised proceeds are mainly used for the business development of the Vendor.

4. Based on the purpose of investment and supporting the Vendor's development, the Subscriber hereby makes the informed decision of its free will to purchase the Vendor's shares issued in the private placement with cash up to an aggregate of 28,400,000 shares from its self-financial knowledge and investment experiences and fully acknowledging the Vendor and even the Vendor's business operation.

5. Pursuant to related corporate regulations, the laws and provisions of the Securities Act and the related stipulation under the Bylaws of the Vendor, the Agreement is made, complied and performed based on full negotiations between the Vendor and the Subscriber on the Subscriber's subscription for the additional offering under the principles of equality, voluntariness, fairness, honesty and credibility.

I. The subscription number and total amount

The Subscriber hereby agrees to purchase 28,400,000 shares of the Vendor's USD common shares at a subscription price of U.S.$0.001 per Share of up to an aggregate of U.S. $ 28,400.00 (If the subscription is settled in RMB or HKD, USD should be converted in accordance with official central parity set on the Subscription Day)

1

II. The subscription way, lock-up period and payment

1. The subscription way: The Subscriber subscribes the Vendor's additional offering in USD cash.

2. Lock-up period: The additional shares subscribed by the Subscriber shall not be made public transfer in the related securities market within 1 year from the day the Vendor issues the stock certificates, but the Subscriber can make private transfer in the way of agreement.

3. Payment way: The Subscriber should make remittance to the Vendor's bank account stated in the Agreement after the Transfer Agent has approved the additional offering.

4. Other stipulations: The stock certificates shall be handled within 60 working days unless the Subscriber and other investors have fully paid for the private placement.

5. If the actual proceeds raised in the private placement was less than 70 percent of its total proceeds, the private placement will be regarded as a failure, and all the shares subscription payment plus the bank deposit interest rate for the corresponding period would be returned to the Subscriber.

III. The conditions for the Agreement to go into effect

1. The Agreement is signed by the Vendor and the Subscriber and become effective meeting the following conditions:

(1) The Board of Directors of the Vendor agree the private placement and the subscription agreement;

(2) The Vendor's private placement gets the official approval from the Transfer Agent.

2. With meeting the conditions set above, the Execution Day for the condition (2) will be deemed as the Agreement Effective Day

IV. Retention and precondition in the Agreement

Except of the conditions III set above, any other retention and precondition are not contained in the Agreement

V. Representation, commitment and warranties

1. The representation, commitment and warranties made by the Vendor

(1) The Vendor, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary authorization or approval for the current stage. The Agreement is authentic reflecting the intentior of the Vendor:

(2) The signature and execution of the Agreement by the Vendor will not cause in violation of related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others

(3) There is no major illegal behaviors in last 36 months; or no such matters as signiticani lawsuit, arbitration, administrative penalty or contingent liabilities to interfere with or have influences on the Private Placement

(4) The Vendor, together with the Subscriber, properly handle with any other unmentioned mattei herein during the signature and execution of the Agreement in accordance with U.S laws regulations and criterion

2

2. The representation, commitment and warranties made by the Subscriber:

【As a legal person 】

(1) The Subscriber, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary warranty or authorization for the current stage. The Agreement is authentic reflecting the intention of the Vendor;

(2) The signature and execution of the Agreement by the Subscriber will not cause in violation of U.S-related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others;

(3) The Subscriber, together with the Vendor, properly handle with any other unmentioned matter herein during the signature and execution of the Agreement in accordance with the related laws, regulations and criterion;

(4) The Subscriber strictly perform the obligations stipulated in the Agreement with the effective of the Agreement;

(5) The shares obtained from the Vendor are valid from the day the Vendor issues the stock certificates.

【As a nature person 】

(1) The Subscriber has full capabilities in civil rights and behaviors;

(2) The Subscriber fully pays for the shares subscription without delay pursuant to the Agreement;

(3) The Subscriber shall not publicly transfer the subscription shares in the secondary market within the lock-up period stipulated in the Agreement:

(4) The Subscriber do not receive administrative punishment from the SEC within the last 36 months, or is not publicly condemned from the U.S.-related stock exchanges within the last 12 months.

(5) The Subscriber do not have such circumstances as judicial investigation from its locatec country due to crime suspicion, or investigation from the SEC in breach of laws and regulations

(6) The Subscriber shall bear the corresponding legal responsibility upon breaching the stipulations in the Agreement and laws and regulations.

VI. Confidential

1. In view of that the transaction related to the Agreement might cause the Vendor's share pricc fluctuations, in order to avoid the negative influences on the transaction due to ahead disclosure and information leakage, both the Vendor and Subscriber agree to take strict confidential measures relating to the Agreement. Any information disclosure will be conducted pursuant to related laws and regulations and the related provisions promulgated by SEC and OTC stock exchange

2. The Vendor and the Subscriber shall strictly take confidential measures for mutual business secrets and other documents based on mutual understanding of the transaction; the two parties undersigned in the Agreement shall not disclose any information to other irrelevant parties without the consent of counter-party, but except of the statutory information disclosure obligatior or the engaged intermediaries that has made confidential promises

VII. Liability for breach of the Agreement

1. Breach of the Agreement shall be identified for the following circumstances: violation of the Agreement, violation of promises and warranty made in the Agreement, or fictitious statements and important omissions carried in the Agreement. Thus, the breaching party shall be a corresponding liability for breach of the Agreement. Unless the stipulation specified in the Agreement and laws, any party do not perform the obligations under the Agreement or its performance does not comply with the related agreement, the other party shall has the right to require the breaching party continue to carry out or take remedial measures, but also ask the breaching party to make compensation for the actual losses caused

2. Any breaching party shall pay 15 percent penalty of the total subscription amount for the othei party after signing the Agreement and under the circumstances that conforming to all the condition of III set above in the Agreement

3

VIII. The applicable law and dispute resolution

1. The disputes arising from stock and securities are governed and construed in accordance with U.S laws, the others are in accordance with related laws and regulations of Hong Kong Specia Administrative Region of P.R.China

2. Any disputes shall be settled through friendly negotiation in the process of fulfilling the Agreement; in the case of that no settlement is reached, any party can submit the disputes to Hong Kong International Arbitration Center according the valid arbitration rules of the time.

IX. Revocation and termination of the Agreement

1. The agreement is terminated after confirming by the Vendor and the Subscriber in written form due to failure execution of the Agreement because of any force majeure.

2. Serious breach of the Agreement by Any party undersigned causes that the other party undersigned can not reach the purpose of the Agreement, thus the other party undersigned has the right to terminate the Agreement:

3. The revocation of the Agreement shall not affect one party undersigned to hold the breaching party responsible for breach of contract:

4.Both parties undersigned agree to terminate the agreement.

X. Miscellaneous.

1. Both parties undersigned shall fulfill the obligation of information disclosure on the Agreement strictly in accordance with U.S-related laws, regulations and provisions;

2. Within 6 months from the day that the resolution on private placement is approved by the Vendor's shareholders' general meeting, the Agreement is failed to accomplish, unless otherwise agreed by two parties undersigned, the Agreement shall be terminated.

3. As for the unmentioned matters, two parties undersigned shall make timely negotiations and make necessary amendments and supplement which should be provided in written form and constructed into one part of the entire Agreement. Supplementary agreement shall prevail in case of content conflict.

4. The Agreement undersigned is the final version, and replace any related oral or written representation, warranties and letter of intent reached before.

5. This Agreement may be executed in four counterparts, has the same legal force; each party undersigned holds two originals of this Agreement, and the others are used for related approval, registration and filing formalities.

4

Signed in Hong Kong, P.R.China as of February 14, 2023

Vendor: Yinfu Gold Corp.(銀富集團)	The Subscriber:

Signed by Director (Authorized Representative):	Signed by Director (Authorized Representative):

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Subscription Agreement for Private Placement of Shares

The Vendor: Yinfu Gold Corp.

Hongkong Address: Suite 1101, 11/F On Hong Commercial Building, 145 Hennessy Road, Wanchai, HK

The Subscriber: Chen Qiang

Legal representative/Director: Chen Qiang

Whereas:

1. The Vendor is a lawfully organized and existing US-listed company. Its USD Common Shares (each a “Share” or collectively, “Share”) are being offered exclusively to eligible investors on February, 2023 and can be traded in the OTC market with the expiration of lock-up period and the ticker is “ELRE”.

2. The Subscriber is a corporation duly organized, validly existing under the laws, regulations and standards of its local location and subject to the requirements of the Subscription Agreement for Private Placement of Shares("Agreement"). Otherwise the Subscriber is a natural person, it shall have normal behaviors and take full legal responsibility for its conduction.

3. The Vendor plans to offer additional shares in accordance with the business development up to an aggregate of 120,000,000 shares of its USD common stock at a subscription price of U.S. $0.001 per Share and will receive gross proceeds of up to U.S.$120,000.The raised proceeds are mainly used for the business development of the Vendor.

4. Based on the purpose of investment and supporting the Vendor's development, the Subscriber hereby makes the informed decision of its free will to purchase the Vendor's shares issued in the private placement with cash up to an aggregate of 59,800,000 shares from its self-financial knowledge and investment experiences and fully acknowledging the Vendor and even the Vendor's business operation.

5. Pursuant to related corporate regulations, the laws and provisions of the Securities Act and the related stipulation under the Bylaws of the Vendor, the Agreement is made, complied and performed based on full negotiations between the Vendor and the Subscriber on the Subscriber's subscription for the additional offering under the principles of equality, voluntariness, fairness, honesty and credibility.

I. The subscription number and total amount

The Subscriber hereby agrees to purchase 59,800,000 shares of the Vendor's USD common shares at a subscription price of U.S.$0.001 per Share of up to an aggregate of U.S. $ 59,800.00 (If the subscription is settled in RMB or HKD, USD should be converted in accordance with official central parity set on the Subscription Day)

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II. The subscription way, lock-up period and payment

1.The subscription way: The Subscriber subscribes the Vendor's additional offering in USD cash.

2. Lock-up period: The additional shares subscribed by the Subscriber shall not be made public transfer in the related securities market within 1 year from the day the Vendor issues the stock certificates, but the Subscriber can make private transfer in the way of agreement.

3. Payment way: The Subscriber should make remittance to the Vendor's bank account stated in the Agreement after the Transfer Agent has approved the additional offering.

4. Other stipulations: The stock certificates shall be handled within 60 working days unless the Subscriber and other investors have fully paid for the private placement.

5. If the actual proceeds raised in the private placement was less than 70 percent of its total proceeds, the private placement will be regarded as a failure, and all the shares subscription payment plus the bank deposit interest rate for the corresponding period would be returned to the Subscriber.

III. The conditions for the Agreement to go into effect

1. The Agreement is signed by the Vendor and the Subscriber and become effective meeting the following conditions:

(1) The Board of Directors of the Vendor agree the private placement and the subscription agreement;

(2) The Vendor's private placement gets the official approval from the Transfer Agent.

2. With meeting the conditions set above, the Execution Day for the condition (2) will be deemed as the Agreement Effective Day

IV. Retention and precondition in the Agreement

Except of the conditions III set above, any other retention and precondition are not contained in the Agreement

V. Representation, commitment and warranties

1. The representation, commitment and warranties made by the Vendor

(1) The Vendor, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary authorization or approval for the current stage. The Agreement is authentic reflecting the intentior of the Vendor:

(2) The signature and execution of the Agreement by the Vendor will not cause in violation of related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others

(3) There is no major illegal behaviors in last 36 months; or no such matters as signiticani lawsuit, arbitration, administrative penalty or contingent liabilities to interfere with or have influences on the Private Placement

(4) The Vendor, together with the Subscriber, properly handle with any other unmentioned mattei herein during the signature and execution of the Agreement in accordance with U.S laws regulations and criterion

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2. The representation, commitment and warranties made by the Subscriber:

【As a legal person 】

(1) The Subscriber, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary warranty or authorization for the current stage. The Agreement is authentic reflecting the intention of the Vendor;

(2) The signature and execution of the Agreement by the Subscriber will not cause in violation of U.S-related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others;

(3) The Subscriber, together with the Vendor, properly handle with any other unmentioned matter herein during the signature and execution of the Agreement in accordance with the related laws, regulations and criterion;

(4) The Subscriber strictly perform the obligations stipulated in the Agreement with the effective of the Agreement;

(5) The shares obtained from the Vendor are valid from the day the Vendor issues the stock certificates.

【As a nature person 】

(1) The Subscriber has full capabilities in civil rights and behaviors;

(2) The Subscriber fully pays for the shares subscription without delay pursuant to the Agreement;

(3) The Subscriber shall not publicly transfer the subscription shares in the secondary market within the lock-up period stipulated in the Agreement:

(4) The Subscriber do not receive administrative punishment from the SEC within the last 36 months, or is not publicly condemned from the U.S.-related stock exchanges within the last 12 months.

(5) The Subscriber do not have such circumstances as judicial investigation from its locatec country due to crime suspicion, or investigation from the SEC in breach of laws and regulations

(6) The Subscriber shall bear the corresponding legal responsibility upon breaching the stipulations in the Agreement and laws and regulations.

VI. Confidential

1. In view of that the transaction related to the Agreement might cause the Vendor's share pricc fluctuations, in order to avoid the negative influences on the transaction due to ahead disclosure and information leakage, both the Vendor and Subscriber agree to take strict confidential measures relating to the Agreement. Any information disclosure will be conducted pursuant to related laws and regulations and the related provisions promulgated by SEC and OTC stock exchange

2. The Vendor and the Subscriber shall strictly take confidential measures for mutual business secrets and other documents based on mutual understanding of the transaction; the two parties undersigned in the Agreement shall not disclose any information to other irrelevant parties without the consent of counter-party, but except of the statutory information disclosure obligatior or the engaged intermediaries that has made confidential promises

Ⅶ. Liability for breach of the Agreement

1. Breach of the Agreement shall be identified for the following circumstances: violation of the Agreement, violation of promises and warranty made in the Agreement, or fictitious statements and important omissions carried in the Agreement. Thus, the breaching party shall be a corresponding liability for breach of the Agreement. Unless the stipulation specified in the Agreement and laws, any party do not perform the obligations under the Agreement or its performance does not comply with the related agreement, the other party shall has the right to require the breaching party continue to carry out or take remedial measures, but also ask the breaching party to make compensation for the actual losses caused

2. Any breaching party shall pay 15 percent penalty of the total subscription amount for the othei party after signing the Agreement and under the circumstances that conforming to all the condition of III set above in the Agreement

8

VIII. The applicable law and dispute resolution

1. The disputes arising from stock and securities are governed and construed in accordance with U.S laws, the others are in accordance with related laws and regulations of Hong Kong Specia Administrative Region of P.R.China

2. Any disputes shall be settled through friendly negotiation in the process of fulfilling the Agreement; in the case of that no settlement is reached, any party can submit the disputes to Hong Kong International Arbitration Center according the valid arbitration rules of the time.

IX. Revocation and termination of the Agreement

1. The agreement is terminated after confirming by the Vendor and the Subscriber in written form due to failure execution of the Agreement because of any force majeure.

2. Serious breach of the Agreement by Any party undersigned causes that the other party undersigned can not reach the purpose of the Agreement, thus the other party undersigned has the right to terminate the Agreement:

3. The revocation of the Agreement shall not affect one party undersigned to hold the breaching party responsible for breach of contract:

4. Both parties undersigned agree to terminate the agreement.

X. Miscellaneous.

1. Both parties undersigned shall fulfill the obligation of information disclosure on the Agreement strictly in accordance with U.S-related laws, regulations and provisions;

2. Within 6 months from the day that the resolution on private placement is approved by the Vendor's shareholders' general meeting, the Agreement is failed to accomplish, unless otherwise agreed by two parties undersigned, the Agreement shall be terminated.

3. As for the unmentioned matters, two parties undersigned shall make timely negotiations and make necessary amendments and supplement which should be provided in written form and constructed into one part of the entire Agreement. Supplementary agreement shall prevail in case of content conflict.

4. The Agreement undersigned is the final version, and replace any related oral or written representation, warranties and letter of intent reached before.

5. This Agreement may be executed in four counterparts, has the same legal force; each party undersigned holds two originals of this Agreement, and the others are used for related approval, registration and filing formalities.

9

Signed in Hong Kong, P.R.China as of February 14, 2023

Vendor: Yinfu Gold Corp.(銀富集團)	The Subscriber:

Signed by Director	Signed by Director
(Authorized Representative):	(Authorized Representative):

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Subscription Agreement for Private Placement of Shares

The Vendor: Yinfu Gold Corp.

Hongkong Address: Suite 1101, 11/F On Hong Commercial Building, 145 Hennessy Road, Wanchai, HK

The Subscriber: LAI, Hai Ying

Legal representative/Director: LAI, Hai Ying

Whereas:

1. The Vendor is a lawfully organized and existing US-listed company. Its USD Common Shares (each a “Share” or collectively, “Share”) are being offered exclusively to eligible investors on February, 2023 and can be traded in the OTC market with the expiration of lock-up period and the ticker is “ELRE”.

2. The Subscriber is a corporation duly organized, validly existing under the laws, regulations and standards of its local location and subject to the requirements of the Subscription Agreement for Private Placement of Shares("Agreement"). Otherwise the Subscriber is a natural person, it shall have normal behaviors and take full legal responsibility for its conduction.

3. The Vendor plans to offer additional shares in accordance with the business development up to an aggregate of 120,000,000 shares of its USD common stock at a subscription price of U.S. $0.001 per Share and will receive gross proceeds of up to U.S.$120,000.The raised proceeds are mainly used for the business development of the Vendor.

4. Based on the purpose of investment and supporting the Vendor's development, the Subscriber hereby makes the informed decision of its free will to purchase the Vendor's shares issued in the private placement with cash up to an aggregate of 31,400,000 shares from its self-financial knowledge and investment experiences and fully acknowledging the Vendor and even the Vendor's business operation.

5. Pursuant to related corporate regulations, the laws and provisions of the Securities Act and the related stipulation under the Bylaws of the Vendor, the Agreement is made, complied and performed based on full negotiations between the Vendor and the Subscriber on the Subscriber's subscription for the additional offering under the principles of equality, voluntariness, fairness, honesty and credibility.

I. The subscription number and total amount

The Subscriber hereby agrees to purchase 31,400,000 shares of the Vendor's USD common shares at a subscription price of U.S.$0.001 per Share of up to an aggregate of U.S. $ 31,400.00 (If the subscription is settled in RMB or HKD, USD should be converted in accordance with official central parity set on the Subscription Day)

11

II. The subscription way, lock-up period and payment

1. The subscription way: The Subscriber subscribes the Vendor's additional offering in USD cash.

2. Lock-up period: The additional shares subscribed by the Subscriber shall not be made public transfer in the related securities market within 1 year from the day the Vendor issues the stock certificates, but the Subscriber can make private transfer in the way of agreement.

3. Payment way: The Subscriber should make remittance to the Vendor's bank account stated in the Agreement after the Transfer Agent has approved the additional offering.

4. Other stipulations: The stock certificates shall be handled within 60 working days unless the Subscriber and other investors have fully paid for the private placement.

5. If the actual proceeds raised in the private placement was less than 70 percent of its total proceeds, the private placement will be regarded as a failure, and all the shares subscription payment plus the bank deposit interest rate for the corresponding period would be returned to the Subscriber.

III. The conditions for the Agreement to go into effect

1. The Agreement is signed by the Vendor and the Subscriber and become effective meeting the following conditions:

(1) The Board of Directors of the Vendor agree the private placement and the subscription agreement;

(2) The Vendor's private placement gets the official approval from the Transfer Agent.

2. With meeting the conditions set above, the Execution Day for the condition (2) will be deemed as the Agreement Effective Day

IV. Retention and precondition in the Agreement

Except of the conditions IIIII set above, any other retention and precondition are not contained in the Agreement

V. Representation, commitment and warranties

1.The representation, commitment and warranties made by the Vendor

(1) The Vendor, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary authorization or approval for the current stage. The Agreement is authentic reflecting the intentior of the Vendor:

(2) The signature and execution of the Agreement by the Vendor will not cause in violation of related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others

(3) There is no major illegal behaviors in last 36 months; or no such matters as signiticani lawsuit, arbitration, administrative penalty or contingent liabilities to interfere with or have influences on the Private Placement

(4) The Vendor, together with the Subscriber, properly handle with any other unmentioned mattei herein during the signature and execution of the Agreement in accordance with U.S laws regulations and criterion

12

2. The representation, commitment and warranties made by the Subscriber:

【As a legal person 】

(1) The Subscriber, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary warranty or authorization for the current stage. The Agreement is authentic reflecting the intention of the Vendor;

(2) The signature and execution of the Agreement by the Subscriber will not cause in violation of U.S-related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others;

(3) The Subscriber, together with the Vendor, properly handle with any other unmentioned matter herein during the signature and execution of the Agreement in accordance with the related laws, regulations and criterion;

(4) The Subscriber strictly perform the obligations stipulated in the Agreement with the effective of the Agreement;

(5) The shares obtained from the Vendor are valid from the day the Vendor issues the stock certificates.

【As a nature person 】

(1) The Subscriber has full capabilities in civil rights and behaviors;

(2) The Subscriber fully pays for the shares subscription without delay pursuant to the Agreement;

(3) The Subscriber shall not publicly transfer the subscription shares in the secondary market within the lock-up period stipulated in the Agreement:

(4) The Subscriber do not receive administrative punishment from the SEC within the last 36 months, or is not publicly condemned from the U.S.-related stock exchanges within the last 12 months.

(5) The Subscriber do not have such circumstances as judicial investigation from its locate country due to crime suspicion, or investigation from the SEC in breach of laws and regulations

(6) The Subscriber shall bear the corresponding legal responsibility upon breaching the stipulations in the Agreement and laws and regulations.

VI. Confidential

1. In view of that the transaction related to the Agreement might cause the Vendor's share price fluctuations, in order to avoid the negative influences on the transaction due to ahead disclosure and information leakage, both the Vendor and Subscriber agree to take strict confidential measures relating to the Agreement. Any information disclosure will be conducted pursuant to related laws and regulations and the related provisions promulgated by SEC and OTC stock exchange

2. The Vendor and the Subscriber shall strictly take confidential measures for mutual business secrets and other documents based on mutual understanding of the transaction; the two parties undersigned in the Agreement shall not disclose any information to other irrelevant parties without the consent of counter-party, but except of the statutory information disclosure obligatior or the engaged intermediaries that has made confidential promises

VII. Liability for breach of the Agreement

1. Breach of the Agreement shall be identified for the following circumstances: violation of the Agreement, violation of promises and warranty made in the Agreement, or fictitious statements and important omissions carried in the Agreement. Thus, the breaching party shall be a corresponding liability for breach of the Agreement. Unless the stipulation specified in the Agreement and laws, any party do not perform the obligations under the Agreement or its performance does not comply with the related agreement, the other party shall has the right to require the breaching party continue to carry out or take remedial measures, but also ask the breaching party to make compensation for the actual losses caused

2. Any breaching party shall pay 15 percent penalty of the total subscription amount for the other party after signing the Agreement and under the circumstances that conforming to all the condition of III set above in the Agreement

13

VIII. The applicable law and dispute resolution

1. The disputes arising from stock and securities are governed and construed in accordance with U.S laws, the others are in accordance with related laws and regulations of Hong Kong Special Administrative Region of P.R.China

2. Any disputes shall be settled through friendly negotiation in the process of fulfilling the Agreement; in the case of that no settlement is reached, any party can submit the disputes to Hong Kong International Arbitration Center according the valid arbitration rules of the time.

IX. Revocation and termination of the Agreement

1. The agreement is terminated after confirming by the Vendor and the Subscriber in written form due to failure execution of the Agreement because of any force majeure.

2. Serious breach of the Agreement by Any party undersigned causes that the other party undersigned can not reach the purpose of the Agreement, thus the other party undersigned has the right to terminate the Agreement:

3. The revocation of the Agreement shall not affect one party undersigned to hold the breaching party responsible for breach of contract:

4. Both parties undersigned agree to terminate the agreement.

X. Miscellaneous.

1. Both parties undersigned shall fulfill the obligation of information disclosure on the Agreement strictly in accordance with U.S-related laws, regulations and provisions;

2. Within 6 months from the day that the resolution on private placement is approved by the Vendor's shareholders' general meeting, the Agreement is failed to accomplish, unless otherwise agreed by two parties undersigned, the Agreement shall be terminated.

3. As for the unmentioned matters, two parties undersigned shall make timely negotiations and make necessary amendments and supplement which should be provided in written form and constructed into one part of the entire Agreement. Supplementary agreement shall prevail in case of content conflict.

4. The Agreement undersigned is the final version, and replace any related oral or written representation, warranties and letter of intent reached before.

5. This Agreement may be executed in four counterparts, has the same legal force; each party undersigned holds two originals of this Agreement, and the others are used for related approval, registration and filing formalities.

14

Signed in Hong Kong, P.R.China as of February 14, 2023

Vendor: Yinfu Gold Corp.(銀富集團)	The Subscriber:

Signed by Director	Signed by Director
(Authorized Representative):	(Authorized Representative):

15

Subscription Agreement for Private Placement of Shares

The Vendor: Yinfu Gold Corp.

Hongkong Address: Suite 1101, 11/F On Hong Commercial Building, 145 Hennessy Road, Wanchai, HK

The Subscriber: Bai Chengwei

Legal representative/Director: Bai Chengwei

Whereas:

1. The Vendor is a lawfully organized and existing US-listed company. Its USD Common Shares (each a “Share” or collectively, “Share”) are being offered exclusively to eligible investors on February, 2023 and can be traded in the OTC market with the expiration of lock-up period and the ticker is “ELRE”.

2. The Subscriber is a corporation duly organized, validly existing under the laws, regulations and standards of its local location and subject to the requirements of the Subscription Agreement for Private Placement of Shares("Agreement"). Otherwise the Subscriber is a natural person, it shall have normal behaviors and take full legal responsibility for its conduction.

3. The Vendor plans to offer additional shares in accordance with the business development up to an aggregate of 120,000,000 shares of its USD common stock at a subscription price of U.S. $0.001 per Share and will receive gross proceeds of up to U.S.$120,000.The raised proceeds are mainly used for the business development of the Vendor.

4. Based on the purpose of investment and supporting the Vendor's development, the Subscriber hereby makes the informed decision of its free will to purchase the Vendor's shares issued in the private placement with cash up to an aggregate of 100,000 shares from its self-financial knowledge and investment experiences and fully acknowledging the Vendor and even the Vendor's business operation.

5. Pursuant to related corporate regulations, the laws and provisions of the Securities Act and the related stipulation under the Bylaws of the Vendor, the Agreement is made, complied and performed based on full negotiations between the Vendor and the Subscriber on the Subscriber's subscription for the additional offering under the principles of equality, voluntariness, fairness, honesty and credibility.

I. The subscription number and total amount

The Subscriber hereby agrees to purchase 100,000 shares of the Vendor's USD common shares at a subscription price of U.S.$0.001 per Share of up to an aggregate of U.S. $ 100.00 (If the subscription is settled in RMB or HKD, USD should be converted in accordance with official central parity set on the Subscription Day)

16

II. The subscription way, lock-up period and payment

1. The subscription way: The Subscriber subscribes the Vendor's additional offering in USD cash.

2. Lock-up period: The additional shares subscribed by the Subscriber shall not be made public transfer in the related securities market within 1 year from the day the Vendor issues the stock certificates, but the Subscriber can make private transfer in the way of agreement.

3. Payment way: The Subscriber should make remittance to the Vendor's bank account stated in the Agreement after the Transfer Agent has approved the additional offering.

4. Other stipulations: The stock certificates shall be handled within 60 working days unless the Subscriber and other investors have fully paid for the private placement.

5. If the actual proceeds raised in the private placement was less than 70 percent of its total proceeds, the private placement will be regarded as a failure, and all the shares subscription payment plus the bank deposit interest rate for the corresponding period would be returned to the Subscriber.

III. The conditions for the Agreement to go into effect

1. The Agreement is signed by the Vendor and the Subscriber and become effective meeting the following conditions:

(1) The Board of Directors of the Vendor agree the private placement and the subscription agreement;

(2) The Vendor's private placement gets the official approval from the Transfer Agent.

2. With meeting the conditions set above, the Execution Day for the condition (2) will be deemed as the Agreement Effective Day

IV. Retention and precondition in the Agreement

Except of the conditions IIIII set above, any other retention and precondition are not contained in the Agreement

V. Representation, commitment and warranties

1. The representation, commitment and warranties made by the Vendor

(1) The Vendor, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary authorization or approval for the current stage. The Agreement is authentic reflecting the intentior of the Vendor:

(2) The signature and execution of the Agreement by the Vendor will not cause in violation of related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others

(3) There is no major illegal behaviors in last 36 months; or no such matters as signiticani lawsuit, arbitration, administrative penalty or contingent liabilities to interfere with or have influences on the Private Placement

(4) The Vendor, together with the Subscriber, properly handle with any other unmentioned mattei herein during the signature and execution of the Agreement in accordance with U.S laws regulations and criterion

17

2. The representation, commitment and warranties made by the Subscriber:

【As a legal person 】

(1) The Subscriber, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary warranty or authorization for the current stage. The Agreement is authentic reflecting the intention of the Vendor;

(2) The signature and execution of the Agreement by the Subscriber will not cause in violation of U.S-related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others;

(3) The Subscriber, together with the Vendor, properly handle with any other unmentioned matter herein during the signature and execution of the Agreement in accordance with the related laws, regulations and criterion;

(4) The Subscriber strictly perform the obligations stipulated in the Agreement with the effective of the Agreement;

(5) The shares obtained from the Vendor are valid from the day the Vendor issues the stock certificates.

【As a nature person 】

(1) The Subscriber has full capabilities in civil rights and behaviors;

(2) The Subscriber fully pays for the shares subscription without delay pursuant to the Agreement;

(3) The Subscriber shall not publicly transfer the subscription shares in the secondary market within the lock-up period stipulated in the Agreement:

(4) The Subscriber do not receive administrative punishment from the SEC within the last 36 months, or is not publicly condemned from the U.S.-related stock exchanges within the last 12 months.

(5) The Subscriber do not have such circumstances as judicial investigation from its locatec country due to crime suspicion, or investigation from the SEC in breach of laws and regulations

(6) The Subscriber shall bear the corresponding legal responsibility upon breaching the stipulations in the Agreement and laws and regulations.

VI. Confidential

1. In view of that the transaction related to the Agreement might cause the Vendor's share pricc fluctuations, in order to avoid the negative influences on the transaction due to ahead disclosure and information leakage, both the Vendor and Subscriber agree to take strict confidential measures relating to the Agreement. Any information disclosure will be conducted pursuant to related laws and regulations and the related provisions promulgated by SEC and OTC stock exchange

2. The Vendor and the Subscriber shall strictly take confidential measures for mutual business secrets and other documents based on mutual understanding of the transaction; the two parties undersigned in the Agreement shall not disclose any information to other irrelevant parties without the consent of counter-party, but except of the statutory information disclosure obligatior or the engaged intermediaries that has made confidential promises

VII. Liability for breach of the Agreement

1. Breach of the Agreement shall be identified for the following circumstances: violation of the Agreement, violation of promises and warranty made in the Agreement, or fictitious statements and important omissions carried in the Agreement. Thus, the breaching party shall be a corresponding liability for breach of the Agreement. Unless the stipulation specified in the Agreement and laws, any party do not perform the obligations under the Agreement or its performance does not comply with the related agreement, the other party shall has the right to require the breaching party continue to carry out or take remedial measures, but also ask the breaching party to make compensation for the actual losses caused

2. Any breaching party shall pay 15 percent penalty of the total subscription amount for the othei party after signing the Agreement and under the circumstances that conforming to all the condition of III set above in the Agreement

18

VIII. The applicable law and dispute resolution

1. The disputes arising from stock and securities are governed and construed in accordance with U.S laws, the others are in accordance with related laws and regulations of Hong Kong Specia Administrative Region of P.R.China

2. Any disputes shall be settled through friendly negotiation in the process of fulfilling the Agreement; in the case of that no settlement is reached, any party can submit the disputes to Hong Kong International Arbitration Center according the valid arbitration rules of the time.

IX. Revocation and termination of the Agreement

1. The agreement is terminated after confirming by the Vendor and the Subscriber in written form due to failure execution of the Agreement because of any force majeure.

2. Serious breach of the Agreement by Any party undersigned causes that the other party undersigned can not reach the purpose of the Agreement, thus the other party undersigned has the right to terminate the Agreement:

3. The revocation of the Agreement shall not affect one party undersigned to hold the breaching party responsible for breach of contract:

4. Both parties undersigned agree to terminate the agreement.

X. Miscellaneous.

1. Both parties undersigned shall fulfill the obligation of information disclosure on the Agreement strictly in accordance with U.S-related laws, regulations and provisions;

2. Within 6 months from the day that the resolution on private placement is approved by the Vendor's shareholders' general meeting, the Agreement is failed to accomplish, unless otherwise agreed by two parties undersigned, the Agreement shall be terminated.

3. As for the unmentioned matters, two parties undersigned shall make timely negotiations and make necessary amendments and supplement which should be provided in written form and constructed into one part of the entire Agreement. Supplementary agreement shall prevail in case of content conflict.

4. The Agreement undersigned is the final version, and replace any related oral or written representation, warranties and letter of intent reached before.

5. This Agreement may be executed in four counterparts, has the same legal force; each party undersigned holds two originals of this Agreement, and the others are used for related approval, registration and filing formalities.

19

Signed in Hong Kong, P.R.China as of February 14, 2023

Vendor: Yinfu Gold Corp.(銀富集團)	The Subscriber:

Signed by Director	Signed by Director
(Authorized Representative):	(Authorized Representative):

20

Subscription Agreement for Private Placement of Shares

The Vendor: Yinfu Gold Corp.

Hongkong Address: Suite 1101, 11/F On Hong Commercial Building, 145 Hennessy Road, Wanchai, HK

The Subscriber: Liu Leigang

Legal representative/Director: Liu Leigang

Whereas:

1. The Vendor is a lawfully organized and existing US-listed company. Its USD Common Shares (each a “Share” or collectively, “Share”) are being offered exclusively to eligible investors on February, 2023 and can be traded in the OTC market with the expiration of lock-up period and the ticker is “ELRE”.

2. The Subscriber is a corporation duly organized, validly existing under the laws, regulations and standards of its local location and subject to the requirements of the Subscription Agreement for Private Placement of Shares("Agreement"). Otherwise the Subscriber is a natural person, it shall have normal behaviors and take full legal responsibility for its conduction.

3. The Vendor plans to offer additional shares in accordance with the business development up to an aggregate of 120,000,000 shares of its USD common stock at a subscription price of U.S. $0.001 per Share and will receive gross proceeds of up to U.S.$120,000.The raised proceeds are mainly used for the business development of the Vendor.

4. Based on the purpose of investment and supporting the Vendor's development, the Subscriber hereby makes the informed decision of its free will to purchase the Vendor's shares issued in the private placement with cash up to an aggregate of 100,000 shares from its self-financial knowledge and investment experiences and fully acknowledging the Vendor and even the Vendor's business operation.

5. Pursuant to related corporate regulations, the laws and provisions of the Securities Act and the related stipulation under the Bylaws of the Vendor, the Agreement is made, complied and performed based on full negotiations between the Vendor and the Subscriber on the Subscriber's subscription for the additional offering under the principles of equality, voluntariness, fairness, honesty and credibility.

I. The subscription number and total amount

The Subscriber hereby agrees to purchase 100,000 shares of the Vendor's USD common shares at a subscription price of U.S.$0.001 per Share of up to an aggregate of U.S. $ 100.00 (If the subscription is settled in RMB or HKD, USD should be converted in accordance with official central parity set on the Subscription Day)

21

II. The subscription way, lock-up period and payment

1. The subscription way: The Subscriber subscribes the Vendor's additional offering in USD cash.

2. Lock-up period: The additional shares subscribed by the Subscriber shall not be made public transfer in the related securities market within 1 year from the day the Vendor issues the stock certificates, but the Subscriber can make private transfer in the way of agreement.

3. Payment way: The Subscriber should make remittance to the Vendor's bank account stated in the Agreement after the Transfer Agent has approved the additional offering.

4. Other stipulations: The stock certificates shall be handled within 60 working days unless the Subscriber and other investors have fully paid for the private placement.

5. If the actual proceeds raised in the private placement was less than 70 percent of its total proceeds, the private placement will be regarded as a failure, and all the shares subscription payment plus the bank deposit interest rate for the corresponding period would be returned to the Subscriber.

III. The conditions for the Agreement to go into effect

1. The Agreement is signed by the Vendor and the Subscriber and become effective meeting the following conditions:

(1) The Board of Directors of the Vendor agree the private placement and the subscription agreement;

(2) The Vendor's private placement gets the official approval from the Transfer Agent.

2. With meeting the conditions set above, the Execution Day for the condition (2) will be deemed as the Agreement Effective Day

IV. Retention and precondition in the Agreement

Except of the conditions IIIII set above, any other retention and precondition are not contained in the Agreement

V. Representation, commitment and warranties

1. The representation, commitment and warranties made by the Vendor

(1) The Vendor, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary authorization or approval for the current stage. The Agreement is authentic reflecting the intentior of the Vendor:

(2) The signature and execution of the Agreement by the Vendor will not cause in violation of related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others

(3) There is no major illegal behaviors in last 36 months; or no such matters as signiticani lawsuit, arbitration, administrative penalty or contingent liabilities to interfere with or have influences on the Private Placement

(4) The Vendor, together with the Subscriber, properly handle with any other unmentioned mattei herein during the signature and execution of the Agreement in accordance with U.S laws regulations and criterion

22

2. The representation, commitment and warranties made by the Subscriber:

【As a legal person 】

(1) The Subscriber, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary warranty or authorization for the current stage. The Agreement is authentic reflecting the intention of the Vendor;

(2) The signature and execution of the Agreement by the Subscriber will not cause in violation of U.S-related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others;

(3) The Subscriber, together with the Vendor, properly handle with any other unmentioned matter herein during the signature and execution of the Agreement in accordance with the related laws, regulations and criterion;

(4) The Subscriber strictly perform the obligations stipulated in the Agreement with the effective of the Agreement;

(5) The shares obtained from the Vendor are valid from the day the Vendor issues the stock certificates.

【As a nature person 】

(1) The Subscriber has full capabilities in civil rights and behaviors;

(2) The Subscriber fully pays for the shares subscription without delay pursuant to the Agreement;

(3) The Subscriber shall not publicly transfer the subscription shares in the secondary market within the lock-up period stipulated in the Agreement:

(4) The Subscriber do not receive administrative punishment from the SEC within the last 36 months, or is not publicly condemned from the U.S.-related stock exchanges within the last 12 months.

(5) The Subscriber do not have such circumstances as judicial investigation from its locatec country due to crime suspicion, or investigation from the SEC in breach of laws and regulations

(6) The Subscriber shall bear the corresponding legal responsibility upon breaching the stipulations in the Agreement and laws and regulations.

VI. Confidential

1. In view of that the transaction related to the Agreement might cause the Vendor's share pricc fluctuations, in order to avoid the negative influences on the transaction due to ahead disclosure and information leakage, both the Vendor and Subscriber agree to take strict confidential measures relating to the Agreement. Any information disclosure will be conducted pursuant to related laws and regulations and the related provisions promulgated by SEC and OTC stock exchange

2. The Vendor and the Subscriber shall strictly take confidential measures for mutual business secrets and other documents based on mutual understanding of the transaction; the two parties undersigned in the Agreement shall not disclose any information to other irrelevant parties without the consent of counter-party, but except of the statutory information disclosure obligatior or the engaged intermediaries that has made confidential promises

VII. Liability for breach of the Agreement

1. Breach of the Agreement shall be identified for the following circumstances: violation of the Agreement, violation of promises and warranty made in the Agreement, or fictitious statements and important omissions carried in the Agreement. Thus, the breaching party shall be a corresponding liability for breach of the Agreement. Unless the stipulation specified in the Agreement and laws, any party do not perform the obligations under the Agreement or its performance does not comply with the related agreement, the other party shall has the right to require the breaching party continue to carry out or take remedial measures, but also ask the breaching party to make compensation for the actual losses caused

2. Any breaching party shall pay 15 percent penalty of the total subscription amount for the othei party after signing the Agreement and under the circumstances that conforming to all the condition of III set above in the Agreement

23

VIII. The applicable law and dispute resolution

1. The disputes arising from stock and securities are governed and construed in accordance with U.S laws, the others are in accordance with related laws and regulations of Hong Kong Specia Administrative Region of P.R.China

2. Any disputes shall be settled through friendly negotiation in the process of fulfilling the Agreement; in the case of that no settlement is reached, any party can submit the disputes to Hong Kong International Arbitration Center according the valid arbitration rules of the time.

IX. Revocation and termination of the Agreement

1. The agreement is terminated after confirming by the Vendor and the Subscriber in written form due to failure execution of the Agreement because of any force majeure.

2. Serious breach of the Agreement by Any party undersigned causes that the other party undersigned can not reach the purpose of the Agreement, thus the other party undersigned has the right to terminate the Agreement:

3. The revocation of the Agreement shall not affect one party undersigned to hold the breaching party responsible for breach of contract:

4.Both parties undersigned agree to terminate the agreement.

X. Miscellaneous.

1. Both parties undersigned shall fulfill the obligation of information disclosure on the Agreement strictly in accordance with U.S-related laws, regulations and provisions;

2. Within 6 months from the day that the resolution on private placement is approved by the Vendor's shareholders' general meeting, the Agreement is failed to accomplish, unless otherwise agreed by two parties undersigned, the Agreement shall be terminated.

3. As for the unmentioned matters, two parties undersigned shall make timely negotiations and make necessary amendments and supplement which should be provided in written form and constructed into one part of the entire Agreement. Supplementary agreement shall prevail in case of content conflict.

4. The Agreement undersigned is the final version, and replace any related oral or written representation, warranties and letter of intent reached before.

5. This Agreement may be executed in four counterparts, has the same legal force; each party undersigned holds two originals of this Agreement, and the others are used for related approval, registration and filing formalities.

24

Signed in Hong Kong, P.R.China as of February 14, 2023

Vendor: Yinfu Gold Corp.(銀富集團)	The Subscriber:

Signed by Director	Signed by Director
(Authorized Representative):	(Authorized Representative):

25

Subscription Agreement for Private Placement of Shares

The Vendor: Yinfu Gold Corp.

Hongkong Address: Suite 1101, 11/F On Hong Commercial Building, 145 Hennessy Road, Wanchai, HK

The Subscriber: Wang Xian

Legal representative/Director: Wang Xian

Whereas:

1. The Vendor is a lawfully organized and existing US-listed company. Its USD Common Shares (each a “Share” or collectively, “Share”) are being offered exclusively to eligible investors on February, 2023 and can be traded in the OTC market with the expiration of lock-up period and the ticker is “ELRE”.

2. The Subscriber is a corporation duly organized, validly existing under the laws, regulations and standards of its local location and subject to the requirements of the Subscription Agreement for Private Placement of Shares("Agreement"). Otherwise the Subscriber is a natural person, it shall have normal behaviors and take full legal responsibility for its conduction.

3. The Vendor plans to offer additional shares in accordance with the business development up to an aggregate of 120,000,000 shares of its USD common stock at a subscription price of U.S. $0.001 per Share and will receive gross proceeds of up to U.S.$120,000.The raised proceeds are mainly used for the business development of the Vendor.

4. Based on the purpose of investment and supporting the Vendor's development, the Subscriber hereby makes the informed decision of its free will to purchase the Vendor's shares issued in the private placement with cash up to an aggregate of 100,000 shares from its self-financial knowledge and investment experiences and fully acknowledging the Vendor and even the Vendor's business operation.

5. Pursuant to related corporate regulations, the laws and provisions of the Securities Act and the related stipulation under the Bylaws of the Vendor, the Agreement is made, complied and performed based on full negotiations between the Vendor and the Subscriber on the Subscriber's subscription for the additional offering under the principles of equality, voluntariness, fairness, honesty and credibility.

I. The subscription number and total amount

The Subscriber hereby agrees to purchase 100,000 shares of the Vendor's USD common shares at a subscription price of U.S.$0.001 per Share of up to an aggregate of U.S. $ 100.00 (If the subscription is settled in RMB or HKD, USD should be converted in accordance with official central parity set on the Subscription Day)

26

II. The subscription way, lock-up period and payment

1. The subscription way: The Subscriber subscribes the Vendor's additional offering in USD cash.

2. Lock-up period: The additional shares subscribed by the Subscriber shall not be made public transfer in the related securities market within 1 year from the day the Vendor issues the stock certificates, but the Subscriber can make private transfer in the way of agreement.

3. Payment way: The Subscriber should make remittance to the Vendor's bank account stated in the Agreement after the Transfer Agent has approved the additional offering.

4. Other stipulations: The stock certificates shall be handled within 60 working days unless the Subscriber and other investors have fully paid for the private placement.

5. If the actual proceeds raised in the private placement was less than 70 percent of its total proceeds, the private placement will be regarded as a failure, and all the shares subscription payment plus the bank deposit interest rate for the corresponding period would be returned to the Subscriber.

III. The conditions for the Agreement to go into effect

1. The Agreement is signed by the Vendor and the Subscriber and become effective meeting the following conditions:

(1) The Board of Directors of the Vendor agree the private placement and the subscription agreement;

(2) The Vendor's private placement gets the official approval from the Transfer Agent.

2. With meeting the conditions set above, the Execution Day for the condition (2) will be deemed as the Agreement Effective Day

IV. Retention and precondition in the Agreement

Except of the conditions IIIII set above, any other retention and precondition are not contained in the Agreement

V. Representation, commitment and warranties

1.The representation, commitment and warranties made by the Vendor

(1) The Vendor, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary authorization or approval for the current stage. The Agreement is authentic reflecting the intentior of the Vendor:

(2) The signature and execution of the Agreement by the Vendor will not cause in violation of related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others

(3) There is no major illegal behaviors in last 36 months; or no such matters as signiticani lawsuit, arbitration, administrative penalty or contingent liabilities to interfere with or have influences on the Private Placement

(4) The Vendor, together with the Subscriber, properly handle with any other unmentioned mattei herein during the signature and execution of the Agreement in accordance with U.S laws regulations and criterion

27

2. The representation, commitment and warranties made by the Subscriber:

【As a legal person 】

(1) The Subscriber, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary warranty or authorization for the current stage. The Agreement is authentic reflecting the intention of the Vendor;

(2) The signature and execution of the Agreement by the Subscriber will not cause in violation of U.S-related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others;

(3) The Subscriber, together with the Vendor, properly handle with any other unmentioned matter herein during the signature and execution of the Agreement in accordance with the related laws, regulations and criterion;

(4) The Subscriber strictly perform the obligations stipulated in the Agreement with the effective of the Agreement;

(5) The shares obtained from the Vendor are valid from the day the Vendor issues the stock certificates.

【As a nature person 】

(1) The Subscriber has full capabilities in civil rights and behaviors;

(2) The Subscriber fully pays for the shares subscription without delay pursuant to the Agreement;

(3) The Subscriber shall not publicly transfer the subscription shares in the secondary market within the lock-up period stipulated in the Agreement:

(4) The Subscriber do not receive administrative punishment from the SEC within the last 36 months, or is not publicly condemned from the U.S.-related stock exchanges within the last 12 months.

(5) The Subscriber do not have such circumstances as judicial investigation from its locatec country due to crime suspicion, or investigation from the SEC in breach of laws and regulations

(6) The Subscriber shall bear the corresponding legal responsibility upon breaching the stipulations in the Agreement and laws and regulations.

VI. Confidential

1. In view of that the transaction related to the Agreement might cause the Vendor's share pricc fluctuations, in order to avoid the negative influences on the transaction due to ahead disclosure and information leakage, both the Vendor and Subscriber agree to take strict confidential measures relating to the Agreement. Any information disclosure will be conducted pursuant to related laws and regulations and the related provisions promulgated by SEC and OTC stock exchange

2. The Vendor and the Subscriber shall strictly take confidential measures for mutual business secrets and other documents based on mutual understanding of the transaction; the two parties undersigned in the Agreement shall not disclose any information to other irrelevant parties without the consent of counter-party, but except of the statutory information disclosure obligatior or the engaged intermediaries that has made confidential promises

VII. Liability for breach of the Agreement

1. Breach of the Agreement shall be identified for the following circumstances: violation of the Agreement, violation of promises and warranty made in the Agreement, or fictitious statements and important omissions carried in the Agreement. Thus, the breaching party shall be a corresponding liability for breach of the Agreement. Unless the stipulation specified in the Agreement and laws, any party do not perform the obligations under the Agreement or its performance does not comply with the related agreement, the other party shall has the right to require the breaching party continue to carry out or take remedial measures, but also ask the breaching party to make compensation for the actual losses caused

2. Any breaching party shall pay 15 percent penalty of the total subscription amount for the othei party after signing the Agreement and under the circumstances that conforming to all the condition of III set above in the Agreement

28

VIII. The applicable law and dispute resolution

1. The disputes arising from stock and securities are governed and construed in accordance with U.S laws, the others are in accordance with related laws and regulations of Hong Kong Specia Administrative Region of P.R.China

2. Any disputes shall be settled through friendly negotiation in the process of fulfilling the Agreement; in the case of that no settlement is reached, any party can submit the disputes to Hong Kong International Arbitration Center according the valid arbitration rules of the time.

IX. Revocation and termination of the Agreement

1. The agreement is terminated after confirming by the Vendor and the Subscriber in written form due to failure execution of the Agreement because of any force majeure.

2. Serious breach of the Agreement by Any party undersigned causes that the other party undersigned can not reach the purpose of the Agreement, thus the other party undersigned has the right to terminate the Agreement:

3. The revocation of the Agreement shall not affect one party undersigned to hold the breaching party responsible for breach of contract:

4. Both parties undersigned agree to terminate the agreement.

X. Miscellaneous.

1. Both parties undersigned shall fulfill the obligation of information disclosure on the Agreement strictly in accordance with U.S-related laws, regulations and provisions;

2. Within 6 months from the day that the resolution on private placement is approved by the Vendor's shareholders' general meeting, the Agreement is failed to accomplish, unless otherwise agreed by two parties undersigned, the Agreement shall be terminated.

3. As for the unmentioned matters, two parties undersigned shall make timely negotiations and make necessary amendments and supplement which should be provided in written form and constructed into one part of the entire Agreement. Supplementary agreement shall prevail in case of content conflict.

4. The Agreement undersigned is the final version, and replace any related oral or written representation, warranties and letter of intent reached before.

5. This Agreement may be executed in four counterparts, has the same legal force; each party undersigned holds two originals of this Agreement, and the others are used for related approval, registration and filing formalities.

29

Signed in Hong Kong, P.R.China as of February 14, 2023

Vendor: Yinfu Gold Corp.(銀富集團)	The Subscriber:

Signed by Director	Signed by Director
(Authorized Representative):	(Authorized Representative):

30

Subscription Agreement for Private Placement of Shares

The Vendor: Yinfu Gold Corp.

Hongkong Address: Suite 1101, 11/F On Hong Commercial Building, 145 Hennessy Road, Wanchai, HK

The Subscriber: Sun Ming

Legal representative/Director: Sun Ming

Whereas:

1. The Vendor is a lawfully organized and existing US-listed company. Its USD Common Shares (each a “Share” or collectively, “Share”) are being offered exclusively to eligible investors on February, 2023 and can be traded in the OTC market with the expiration of lock-up period and the ticker is “ELRE”.

2. The Subscriber is a corporation duly organized, validly existing under the laws, regulations and standards of its local location and subject to the requirements of the Subscription Agreement for Private Placement of Shares("Agreement"). Otherwise the Subscriber is a natural person, it shall have normal behaviors and take full legal responsibility for its conduction.

3. The Vendor plans to offer additional shares in accordance with the business development up to an aggregate of 120,000,000 shares of its USD common stock at a subscription price of U.S. $0.001 per Share and will receive gross proceeds of up to U.S.$120,000.The raised proceeds are mainly used for the business development of the Vendor.

4. Based on the purpose of investment and supporting the Vendor's development, the Subscriber hereby makes the informed decision of its free will to purchase the Vendor's shares issued in the private placement with cash up to an aggregate of 100,000 shares from its self-financial knowledge and investment experiences and fully acknowledging the Vendor and even the Vendor's business operation.

5. Pursuant to related corporate regulations, the laws and provisions of the Securities Act and the related stipulation under the Bylaws of the Vendor, the Agreement is made, complied and performed based on full negotiations between the Vendor and the Subscriber on the Subscriber's subscription for the additional offering under the principles of equality, voluntariness, fairness, honesty and credibility.

I. The subscription number and total amount

The Subscriber hereby agrees to purchase 100,000 shares of the Vendor's USD common shares at a subscription price of U.S.$0.001 per Share of up to an aggregate of U.S. $ 100.00 (If the subscription is settled in RMB or HKD, USD should be converted in accordance with official central parity set on the Subscription Day)

31

II. The subscription way, lock-up period and payment

1. The subscription way: The Subscriber subscribes the Vendor's additional offering in USD cash.

2. Lock-up period: The additional shares subscribed by the Subscriber shall not be made public transfer in the related securities market within 1 year from the day the Vendor issues the stock certificates, but the Subscriber can make private transfer in the way of agreement.

3. Payment way: The Subscriber should make remittance to the Vendor's bank account stated in the Agreement after the Transfer Agent has approved the additional offering.

4. Other stipulations: The stock certificates shall be handled within 60 working days unless the Subscriber and other investors have fully paid for the private placement.

5. If the actual proceeds raised in the private placement was less than 70 percent of its total proceeds, the private placement will be regarded as a failure, and all the shares subscription payment plus the bank deposit interest rate for the corresponding period would be returned to the Subscriber.

III. The conditions for the Agreement to go into effect

1. The Agreement is signed by the Vendor and the Subscriber and become effective meeting the following conditions:

(1) The Board of Directors of the Vendor agree the private placement and the subscription agreement;

(2) The Vendor's private placement gets the official approval from the Transfer Agent.

2. With meeting the conditions set above, the Execution Day for the condition (2) will be deemed as the Agreement Effective Day

IV. Retention and precondition in the Agreement

Except of the conditions IIIII set above, any other retention and precondition are not contained in the Agreement

V. Representation, commitment and warranties

1. The representation, commitment and warranties made by the Vendor

(1) The Vendor, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary authorization or approval for the current stage. The Agreement is authentic reflecting the intentior of the Vendor:

(2) The signature and execution of the Agreement by the Vendor will not cause in violation of related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others

(3) There is no major illegal behaviors in last 36 months; or no such matters as signiticani lawsuit, arbitration, administrative penalty or contingent liabilities to interfere with or have influences on the Private Placement

(4) T he Vendor, together with the Subscriber, properly handle with any other unmentioned mattei herein during the signature and execution of the Agreement in accordance with U.S laws regulations and criterion

32

2. The representation, commitment and warranties made by the Subscriber:

【As a legal person 】

(1) The Subscriber, a lawfully organized and existing corporation, has the legitimate qualification to sign and perform the obligations stipulated in the Agreement, and has obtained necessary warranty or authorization for the current stage. The Agreement is authentic reflecting the intention of the Vendor;

(2) The signature and execution of the Agreement by the Subscriber will not cause in violation of U.S-related laws, regulations and criterion and its Bylaws; or there are not any conflicts between the Agreement signed before and any statement, representation, commitments or warranties made to others;

(3) The Subscriber, together with the Vendor, properly handle with any other unmentioned matter herein during the signature and execution of the Agreement in accordance with the related laws, regulations and criterion;

(4) The Subscriber strictly perform the obligations stipulated in the Agreement with the effective of the Agreement;

(5) The shares obtained from the Vendor are valid from the day the Vendor issues the stock certificates.

【As a nature person 】

(1) The Subscriber has full capabilities in civil rights and behaviors;

(2) The Subscriber fully pays for the shares subscription without delay pursuant to the Agreement;

(3) The Subscriber shall not publicly transfer the subscription shares in the secondary market within the lock-up period stipulated in the Agreement:

(4) The Subscriber do not receive administrative punishment from the SEC within the last 36 months, or is not publicly condemned from the U.S.-related stock exchanges within the last 12 months.

(5) The Subscriber do not have such circumstances as judicial investigation from its locatec country due to crime suspicion, or investigation from the SEC in breach of laws and regulations

(6) The Subscriber shall bear the corresponding legal responsibility upon breaching the stipulations in the Agreement and laws and regulations.

VI. Confidential

1. In view of that the transaction related to the Agreement might cause the Vendor's share pricc fluctuations, in order to avoid the negative influences on the transaction due to ahead disclosure and information leakage, both the Vendor and Subscriber agree to take strict confidential measures relating to the Agreement. Any information disclosure will be conducted pursuant to related laws and regulations and the related provisions promulgated by SEC and OTC stock exchange

2. The Vendor and the Subscriber shall strictly take confidential measures for mutual business secrets and other documents based on mutual understanding of the transaction; the two parties undersigned in the Agreement shall not disclose any information to other irrelevant parties without the consent of counter-party, but except of the statutory information disclosure obligatior or the engaged intermediaries that has made confidential promises

VII. Liability for breach of the Agreement

1. Breach of the Agreement shall be identified for the following circumstances: violation of the Agreement, violation of promises and warranty made in the Agreement, or fictitious statements and important omissions carried in the Agreement. Thus, the breaching party shall be a corresponding liability for breach of the Agreement. Unless the stipulation specified in the Agreement and laws, any party do not perform the obligations under the Agreement or its performance does not comply with the related agreement, the other party shall has the right to require the breaching party continue to carry out or take remedial measures, but also ask the breaching party to make compensation for the actual losses caused

2. Any breaching party shall pay 15 percent penalty of the total subscription amount for the othei party after signing the Agreement and under the circumstances that conforming to all the condition of III set above in the Agreement

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VIII. The applicable law and dispute resolution

1. The disputes arising from stock and securities are governed and construed in accordance with U.S laws, the others are in accordance with related laws and regulations of Hong Kong Specia Administrative Region of P.R.China

2. Any disputes shall be settled through friendly negotiation in the process of fulfilling the Agreement; in the case of that no settlement is reached, any party can submit the disputes to Hong Kong International Arbitration Center according the valid arbitration rules of the time.

IX. Revocation and termination of the Agreement

1. The agreement is terminated after confirming by the Vendor and the Subscriber in written form due to failure execution of the Agreement because of any force majeure.

2. Serious breach of the Agreement by Any party undersigned causes that the other party undersigned can not reach the purpose of the Agreement, thus the other party undersigned has the right to terminate the Agreement:

3. The revocation of the Agreement shall not affect one party undersigned to hold the breaching party responsible for breach of contract:

4. Both parties undersigned agree to terminate the agreement.

X. Miscellaneous.

1. Both parties undersigned shall fulfill the obligation of information disclosure on the Agreement strictly in accordance with U.S-related laws, regulations and provisions;

2. Within 6 months from the day that the resolution on private placement is approved by the Vendor's shareholders' general meeting, the Agreement is failed to accomplish, unless otherwise agreed by two parties undersigned, the Agreement shall be terminated.

3. As for the unmentioned matters, two parties undersigned shall make timely negotiations and make necessary amendments and supplement which should be provided in written form and constructed into one part of the entire Agreement. Supplementary agreement shall prevail in case of content conflict.

4. The Agreement undersigned is the final version, and replace any related oral or written representation, warranties and letter of intent reached before.

5. This Agreement may be executed in four counterparts, has the same legal force; each party undersigned holds two originals of this Agreement, and the others are used for related approval, registration and filing formalities.

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Signed in Hong Kong, P.R.China as of February 14, 2023

Vendor: Yinfu Gold Corp.(銀富集團)	The Subscriber:

Signed by Director	Signed by Director
(Authorized Representative):	(Authorized Representative):

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